                                                                    EXHIBIT 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS

            We  hereby  consent  to  the   incorporation  by  reference  in  the
Registration  Statement on Form S-8 (File No.  333-64217) of WHX  Corporation of
our report  dated July 14, 2003,  relating to the  financial  statements  of the
Handy & Harman Savings Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
New York, New York
July 15, 2003